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                         MAINSTAY VP SERIES FUND, INC.

                              GOVERNMENT PORTFOLIO
                             TOTAL RETURN PORTFOLIO

                         Supplement dated July 21, 2000
                      to the Prospectus dated May 1, 2000

PORTFOLIO MANAGER CHANGES

     Government Portfolio. Effective July 2000, the Portfolio Managers of the Government Portfolio are Mr. Gary Goodenough and Mr. Joseph Portera. Mr. Edward Munshower and Mr. Christopher Harms no longer serve as Portfolio Managers of the Portfolio.

     Total Return Portfolio. Effective July 2000, the Portfolio Managers of the Total Return Portfolio are Mr. Gary Goodenough, Mr. Christopher Harms, Mr. Edmund C. Spelman and Mr. Rudolph C. Carryl. Mr. Edward Munshower no longer serves as Portfolio Manager of the Portfolio.

PORTFOLIO MANAGERS: BIOGRAPHIES

     The following biography is added to The Fund and its Management/Portfolio Managers -- Biographies:

        MR. GARY GOODENOUGH became a manager of the Government Fund and the Total Return Fund in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.